UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Mazzei Employment Agreement

On February 16, 2024, the Company entered into a second amended and restated employment agreement with Michael Mazzei, Chief Executive Officer (the “Second Amended and Restated Employment Agreement”), pursuant to which Mr. Mazzei’s term of employment expires on March 31, 2027. Thereunder, Mr. Mazzei receives an annual base salary of $800,000, an annual target cash bonus opportunity (“Annual Cash Bonus”) of no less than $1,750,000, and an annual target long-term equity incentive opportunity (“Annual LTIP Award”) of no less than $3,000,000.

On May 19, 2026, the Company and Mr. Mazzei entered into a First Amendment (the “First Amendment”) to the Second Amended and Restated Employment Agreement, to extend the term of employment to March 31, 2030. In addition, Mr. Mazzei agreed to (A) reduce his Annual Cash Bonus opportunity for calendar years 2027 to 2029 to no less than: 2027 - $1,575,000; 2028 - $1,450,000; and 2029 - $1,375,000, and (B) reduce his target Annual LTIP Award for calendar years 2027 to 2029 to no less than: 2027 - $2,700,000; 2028 - $2,475,000; and 2029 - $2,375,000.

The foregoing description of certain terms of the Second Amended Employment Agreement and First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the Second Amended Employment Agreement, which is filed as Exhibit 10.58 to the Company's Annual Report on Form 10-K on February 21, 2024, and (ii) the First Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01.            Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	First Amendment to the Second Amended Employment Agreement by and between Michael Mazzei and BrightSpire Capital US, LLC, dated as of May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
David A. Palamé
General Counsel and Secretary